EXHIBIT 10.1

WAIVER AND SECOND AMENDMENT TO AMENDED AND RESTATED
MXN$557,415,000 CREDIT AGREEMENT

     THIS WAIVER AND SECOND AMENDMENT TO AMENDED AND RESTATED MXN$557,415,000 CREDIT AGREEMENT (the “Agreement”) is made and entered into as of this 28th day of June, 2012 (the “Effective Date”), by and among AVÍCOLA PILGRIM’S PRIDE DE MÉXICO, S.A. de C.V., a sociedad anónima de capital variable organized under the laws of the United Mexican States and PILGRIM’S PRIDE, S. de R.L. de C.V., a sociedad de responsabilidad limitada de capital variable organized under the laws of the United Mexican States (collectively, the “Borrower”), THE SUBSIDIARIES OF THE BORROWER PARTY HERETO, as Guarantors, the several banks and other financial institutions parties hereto which constitute all of the Lenders, and ING CAPITAL LLC, as lead arranger and as administrative agent (the “Administrative Agent”) for the Lenders party to the Credit Agreement (as defined below) (collectively, the “Lenders”).

RECITALS

     A. Borrower, Guarantors, certain Lenders and the Administrative Agent are parties to that certain Amended and Restated MXN$557,415,000 Credit Agreement dated as of October 19, 2011 (as amended, modified or supplemented from time to time, the “Credit Agreement”), pursuant to which Lenders agreed to make loans to Borrower from time to time subject to the terms and conditions set forth therein. Capitalized terms not otherwise defined herein shall have the meanings given such terms in the Credit Agreement.

     B. Borrowers have advised the Administrative Agent and the Lenders that (i) HSBC México, S.A., Institución de Banca Múltiple, Grupo Financiero (“HSBC”) desires to become the Issuing Lender under the Credit Agreement and (ii) Borrower anticipates that it will be unable to provide the audited financial statements as of the fiscal year ending December 31, 2011 within the time period provided for in Section 5.2(a) of the Credit Agreement (the “Potential Default”).

     C. Borrower, Guarantors, Lenders and the Administrative Agent wish to modify the Credit Agreement in certain respects pursuant to this Agreement, effective as of the Effective Date.

AGREEMENT

     In consideration of the Recitals and of the mutual promises and covenants contained herein, Administrative Agent, Lenders, Borrower and Guarantors agree as follows:

     1. Amendments to Credit Agreement. To induce Administrative Agent and the Lenders to enter into this Agreement, and as separately bargained-for consideration, each of Borrower and the Guarantors agree to the following amendments to the Credit Agreement:

     (a) Amendment to the Definition of “Issuing Lender” contained in Section 1.1 of the Credit Agreement. The definition of “Issuing Lender” is hereby amended and restated to read in its entirety as follows:

     “‘Issuing Lender’ shall mean as of June 28, 2012, HSBC México, S.A., Institución de Banca Múltiple, Grupo Financiero, HSBC, together with its successors and assigns in such capacity.”

     2. Amendment to Section 2.6 to the Credit Agreement. Section 2.6 of the Credit Agreement is hereby amended and restated to read as follows:

          “Section 2.6 Letters of Credit. Subject to the terms and conditions of this Agreement, the Revolving Loan Commitments may be utilized, upon request of the Borrowers, in addition to the Revolving Loans provided for in Section 2.1(b) hereof, for the issuance by the Issuing Lender of letters of credit denominated in Pesos (collectively, “Letters of Credit”) for account of any Borrower, provided that the maximum face amount of the Letters of Credit to be issued or modified does not exceed the lesser of (i) MXN$150,000,000 minus the sum of (1) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus, without duplication, (2) the aggregate unpaid Reimbursement Obligations with respect to all Letters of Credit outstanding at such time and (ii) the Borrowers’ Availability. In no event shall the expiration date of any Letter of Credit extend beyond the earlier of the Final Maturity Date and the date 12 months following the issuance of such Letter of Credit. The following additional provisions shall apply to Letters of Credit:

     (a) The Borrowers shall give the Administrative Agent at least three Business Days’ irrevocable prior notice (effective upon receipt) specifying the Business Day (which shall be no later than thirty days preceding the Final Maturity Date) each Letter of Credit is to be issued and the account party or parties therefor and describing in reasonable detail the proposed terms of such Letter of Credit (including the beneficiary thereof) and the nature of the transactions or obligations proposed to be supported thereby (including whether such Letter of Credit is to be a commercial letter of credit or a standby letter of credit). Upon receipt of any such notice, the Administrative Agent shall advise the Issuing Lender of the contents thereof.

     (b) On each day during the period commencing with the issuance by the Issuing Lender of any Letter of Credit and until such Letter of Credit shall have expired or been terminated, the Revolving Loan Commitment of each Lender shall be deemed to be utilized for all purposes of this Agreement in an amount equal to such Lender’s pro rata percentage based upon its share of the Revolving Loan Commitments then in effect (each a “Pro Rata Share”) of the then undrawn face amount of such Letter of Credit. Each Lender (other than the Issuing Lender) agrees that, upon the issuance of any Letter of Credit hereunder, it shall automatically acquire a participation in the Issuing Lender’s liability under such Letter of Credit in an amount equal to such Lender’s Pro Rata Share of such liability, and each Lender (other than the Issuing Lender) thereby shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and shall be unconditionally obligated to the Issuing Lender to pay and discharge when due, its Pro Rata Share of the Issuing Lender’s liability under such Letter of Credit.

     (c) Upon receipt from the beneficiary of any Letter of Credit of any demand for payment under such Letter of Credit, the Issuing Lender shall promptly notify the Borrowers (through the Administrative Agent) of the amount to be paid by the Issuing Lender as a result of such demand and the date on which payment is to be made by the Issuing Lender to such beneficiary in respect of such demand. Notwithstanding the identity of the account party of any Letter of Credit, each Borrower hereby unconditionally agrees, jointly and severally, to pay and reimburse the Administrative Agent for account of the Issuing Lender for the amount of each demand for payment under such Letter of Credit at or prior to the date on which payment is to be made by the Issuing Lender to the beneficiary thereunder, without presentment, demand, protest or other formalities of any kind; provided, the Borrowers may make a request to borrow pursuant to subsection (d) below in lieu of making such payment and reimbursement in cash to the Administrative Agent for account of the Issuing Lender.

     (d) Forthwith upon its receipt of a notice referred to in clause (c) of this Section 2.6, the Borrowers shall advise the Administrative Agent whether or not the Borrowers intend to borrow hereunder to finance its obligation to reimburse the Issuing Lender for the amount of the related demand for payment and, if it does, submit a notice of such borrowing in accordance with the terms of this Agreement. In the event that the Borrowers fail to so advise the Administrative Agent, or if the Borrowers fail to reimburse the Issuing Lender for a demand for payment under a Letter of Credit by the date of such payment, the Administrative Agent shall give each Lender prompt notice of the amount of the demand for payment, specifying such Lender’s Pro Rata Share of the amount of the related demand for payment.

     (e) Each Lender (other than the Issuing Lender) shall pay to the Administrative Agent for account of the Issuing Lender at the Administrative Agent’s offices and in the accounts set forth in Schedule 10.6, in Pesos (at the New York office and account of the Administrative Agent) and in immediately available funds, the amount of such Lender’s Pro Rata Share of any payment under a Letter of Credit upon notice by the Issuing Lender (through the Administrative Agent) to such Lender requesting such payment and specifying such amount. Each such Lender’s obligation to make such payments to the Administrative Agent for account of the Issuing Lender under this clause (e), and the Issuing Lender’s right to receive the same, shall be absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, (i) the failure of any other Lender to make its payment under this clause (e), (ii) the financial condition of the Borrowers (or any other account party), (iii) the existence of any Default or Event of Default or (iv) the termination of the Revolving Loan Commitments. Each such payment to the Issuing Lender shall be made without any offset, abatement, withholding or reduction whatsoever.

     (f) Upon the making of each payment by a Lender to the Issuing Lender pursuant to clause (e) above in respect of any Letter of Credit, such Lender shall, automatically and without any further action on the part of the Administrative Agent, the Issuing Lender or such Lender, acquire (i) a participation in an amount equal to such payment in the Reimbursement Obligation owing to the Issuing Lender by the Borrowers hereunder and under the Letter of Credit Documents relating to such Letter of Credit and (ii) a participation in a percentage equal to such Lender’s Pro Rata Share in any interest or other amounts payable by the Borrowers hereunder and under such Letter of Credit Documents in respect of such Reimbursement Obligation (other than the commissions, charges, costs and expenses payable to the Issuing Lender pursuant to clause (g) of this Section 2.6). Upon receipt by the Issuing Lender from or for account of the Borrowers of any payment in respect of any Reimbursement Obligation or any such interest or other amount (including by way of setoff or application of proceeds of any collateral security) the Issuing Lender shall promptly pay to the Administrative Agent for account of each Lender entitled thereto, such Lender’s Pro Rata Share of such payment, each such payment by the Issuing Lender to be made in the same money and funds in which received by the Issuing Lender. In the event any payment received by the Issuing Lender and so paid to the Lenders hereunder is rescinded or must otherwise be returned by the Issuing Lender, each Lender shall, upon the request of the Issuing Lender (through the Administrative Agent), repay to the Issuing Lender (through the Administrative Agent) the amount of such payment paid to such Lender, with interest at the rate specified in clause (j) of this Section 2.6.

     (g) The Borrowers shall pay to the Administrative Agent for account of the Issuing Lender in respect of each Letter of Credit an issuance fee payable in Pesos in an amount equal to (A) 2.25% per annum of the daily average undrawn face amount of such Letter of Credit for the period from and including the date of issuance of such Letter of Credit to and including the date such Letter of Credit is drawn in full, expires or is terminated (such fee to be non-refundable, to be paid in arrears payable quarterly in arrears on the last Business Day of each December, March, June and September and on the Final Maturity Date or such earlier date as the Revolving Loan Commitments shall terminate as provided herein, commencing on the date such Letter of Credit is issued and to be calculated, for any day, after giving effect to any payments made under such Letter of Credit on such day or any expiration or termination thereof) or (B) if such Letter of Credit is issued by Administrative Agent to a commercial bank at the request of Borrowers to backstop a letter of credit issued by such commercial bank, the fee charge by such commercial bank for the issuance of such letter of credit, computed on the daily amount available to be drawn under such Letter of Credit and on a quarterly basis in arrears. The Issuing Lender shall pay to the Administrative Agent for account of each Lender (other than the Issuing Lender), from time to time at reasonable intervals (but in any event at least monthly), but only to the extent actually received from the Borrowers, an amount equal to such Lender’s Pro Rata Share of all such fees in respect of each Letter of Credit (including any such fee in respect of any period of any renewal or extension thereof). In addition, the Borrowers shall pay to the Administrative Agent for account of the Issuing Lender a fronting fee payable in Dollars in respect of each Letter of Credit in an amount equal to the greater of (i) US$2,500 and (ii) 0.20% per annum of the daily average undrawn face amount of such Letter of Credit for the period from and including the date of issuance of such Letter of Credit to and including the date such Letter of Credit is drawn in full, expires or is terminated (such fee to be non-refundable, payable quarterly in arrears on the last Business Day of each December, March, June and September and on the Final Maturity Date or such earlier date as the Revolving Loan Commitments shall terminate as provided herein, commencing on the date such Letter of Credit is issued) and to be calculated, for any day, after giving effect to any payments made under such Letter of Credit on such day or any expiration or termination thereof) plus all commissions, charges, costs and expenses in the amounts customarily charged by the Issuing Lender from time to time in like circumstances with respect to the issuance of each Letter of Credit. In addition, the Borrower shall pay directly to the Issuing Lender for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the Issuing Lender relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.

     (h) Promptly following the end of each calendar month, the Issuing Lender shall deliver (through the Administrative Agent) to each Lender and the Borrowers a notice describing the aggregate amount of all Letters of Credit outstanding at the end of such month, which notice shall list the Letters of Credit by number and by beneficiary. Upon the request of any Lender from time to time, the Issuing Lender shall deliver any other information reasonably requested by such Lender with respect to each Letter of Credit then outstanding.

     (i) The issuance by the Issuing Lender of each Letter of Credit shall, in addition to the conditions precedent set forth in Section 3.2 hereof, be subject to the applicable conditions precedent that (i) such Letter of Credit shall be in such form and contain such terms as shall be reasonably satisfactory to the Issuing Lender consistent with its then current practices and procedures with respect to letters of credit of the same type and (ii) the Borrowers shall have executed and delivered such applications, agreements and other instruments relating to such Letter of Credit as the Issuing Lender shall have reasonably requested consistent with its then current practices and procedures with respect to letters of credit of the same type, provided that in the event of any conflict between any such application, agreement or other instrument and the provisions of this Agreement or any Collateral Document, the provisions of this Agreement and the Collateral Documents shall control.

     (j) To the extent that any Lender fails to pay any amount required to be paid pursuant to clause (e) or (f) of this Section 2.6 on the due date therefor, such Lender shall pay interest to the Issuing Lender (through the Administrative Agent) on such amount from and including such due date to but excluding the date such payment is made (i) during the period from and including such due date to but excluding the date three Business Days thereafter, at a rate per annum equal to the Federal Funds Rate (as in effect from time to time) and (ii) thereafter, at a rate per annum equal to the TIIE Rate (as in effect from time to time) plus 2%.

     (k) The issuance by the Issuing Lender of any modification or supplement to any Letter of Credit hereunder shall be subject to the same conditions applicable under this Section 2.6 to the issuance of new Letters of Credit, and no such modification or supplement shall be issued hereunder unless either (x) the respective Letter of Credit affected thereby would have complied with such conditions had it originally been issued hereunder in such modified or supplemented form or (y) each Lender shall have consented thereto.

     Each Borrower hereby indemnifies and holds harmless each Lender and the Administrative Agent from and against any and all claims and damages, losses, liabilities, costs or expenses which such Lender or the Administrative Agent may incur (or which may be claimed against such Lender or the Administrative Agent by any Person whatsoever) by reason of or in connection with the execution and delivery or transfer of or payment or refusal to pay by the Issuing Lender under any Letter of Credit; provided that the Borrowers shall not be required to indemnify any Lender or the Administrative Agent for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by (w) a breach by a Lender of its obligations under Section 2.6 hereof, (x) the willful misconduct or gross negligence of the Issuing Lender in determining whether a request presented under any Letter of Credit complied with the terms of such Letter of Credit, (y) in the case of the Issuing Lender, such Lender’s failure to pay under any Letter of Credit after the presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit, or (z) the breach by the Issuing Lender of its obligations under this Section 2.6. Nothing in this Section 2.6 is intended to limit the other obligations of the Borrowers, any Lender or the Administrative Agent under this Agreement.”

     3. Amendment to Section 10.4 of the Credit Agreement. Subsection (iii) of the second full paragraph of Section 10.4 of the Credit Agreement is hereby amended by deleting the reference to “(but in no event later than thirty (30) days following the Closing Date)” which amendment shall be effective 30 days following the Closing Date.

     4. Covenants of Borrowers. Borrowers and Guarantors covenant and agree until such time as all of the Obligations have been paid in full in cash and all Commitments have been terminated:

     (a) No Commencement of Proceeding. Borrowers and Guarantors will not (i) file any petition for an order for relief under the Bankruptcy Code, (ii) make an assignment for the benefit of creditors, (iii) make any offer or agreement of settlement, extension or compromise to or with Borrowers’ and Guarantors’ unsecured creditors generally or (iv) suffer the appointment of a receiver, trustee, custodian or similar fiduciary.

     (b) Compliance with Credit Agreement, Collateral Documents and Loan Documents. Each of Borrowers and Guarantors will continue to comply with all covenants and other obligations under this Agreement, the Credit Agreement and the Loan Documents, subject to the applicable cure or grace periods, if any, provided therein.

     5. Conditions Precedent to Effectiveness of Agreement. This Agreement shall not be effective unless and until each of the following conditions shall have occurred:

     (a) Administrative Agent shall have received this Agreement, duly executed by the Borrowers and the Lenders, in form and substance satisfactory to Administrative Agent; and

     (b) Borrowers shall have paid the Administrative Agent all of Administrative Agent’s costs and expenses (including Administrative Agent’s reasonable attorney’s fees) incurred prior to or in connection with the preparation of this Agreement.

     6. Representations and Warranties. Each Borrower hereby represents and warrants to Administrative Agent, for the benefit of the Lenders, as follows:

     (a) Recitals. The Recitals in this Agreement are true and correct with respect to the Loan Parties in all material respects.

     (b) Incorporation of Representations. All representations and warranties of Borrowers and the Guarantors in the Credit Agreement are incorporated herein in full by this reference and are true and correct, in all material respects, as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

     (c) Power; Authorization. Each of the Borrowers and Guarantors has the corporate power, and has been duly authorized by all requisite corporate action, to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by Borrowers and Guarantors.

     (d) Enforceability. This Agreement is the legal, valid and binding obligation of Borrowers and each Guarantor, enforceable against Borrowers and each Guarantor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

     (e) No Violation. Each Borrower’s and each Guarantors’ execution, delivery and performance of this Agreement does not and will not (i) violate any law, rule, regulation or court order to which such Borrower or such Guarantor is subject; (ii) conflict with or result in a breach of such Borrower’s or such Guarantors’ organizational documents or any agreement or instrument to which any Borrower or any Guarantor is party or by which it or its properties are bound, or (iii) result in the creation or imposition of any lien, security interest or encumbrance on any property of such Borrower or such Guarantor, whether now owned or hereafter acquired, other than liens in favor of Administrative Agent, for the benefit of the Lenders, or as permitted by the Credit Agreement.

     (f) Obligations Absolute. The obligation of Borrowers to repay the Loans and the other Obligations, together with all interest accrued thereon, is absolute and unconditional, and there exists no right of set off or recoupment, counterclaim or defense of any nature whatsoever to payment of the Obligations.

     (g) Full Opportunity for Review; No Undue Influence. This Agreement was reviewed by each of Borrowers and Guarantors which acknowledges and agrees that each of Borrowers and Guarantors (i) understands fully the terms of this Agreement and the consequences of the issuance hereof; (ii) has been afforded an opportunity to have this Agreement reviewed by, and to discuss this Agreement with, such attorneys and other persons as Borrowers may wish; and (iii) has entered into this Agreement of its own free will and accord and without threat or duress. This Agreement and all information furnished to Administrative Agent and the Lenders is made and furnished in good faith, for value and valuable consideration. This Agreement has not been made or induced by any fraud, duress or undue influence exercised by Lenders or Administrative Agent or any other person.

     (h) No Other Defaults. As of the date hereof, no Event of Default exists under the Credit Agreement, or any of the Loan Documents and each of Borrowers and the Guarantors is in full compliance with all covenants and agreements contained therein, as amended hereby.

     7. Limited Waiver. Subject to the terms and conditions set forth herein, Administrative Agent and Lenders hereby waive in advance any Default or Event of Default that may arise from the Potential Default; provided, however, Borrower hereby agrees that Borrower’s failure to deliver the financial statements required to be delivered for the fiscal year ending December 31, 2011 pursuant to Section 5.2(a) of the Credit Agreement on or before July 31, 2012 in form and substance as required by Section 5.2(a) of the Credit Agreement shall constitute an Event of Default. Except as expressly provided herein, the Credit Agreement and the Loan Documents are hereby ratified and confirmed and shall be and shall remain in full force and effect in accordance with their respective terms, and this Agreement shall not be construed to: (i) impair the validity, perfection or priority of any lien or security interest securing the Obligations; (ii) waive or impair any rights, powers or remedies of Administrative Agent or the Lenders under the Credit Agreement or the Loan Documents; or (iii) constitute an agreement by Administrative Agent or the Lenders or require Administrative Agent or the Lenders to extend the term of the Credit Agreement or the time for payment of any of the Obligations. This Agreement shall not be deemed to evidence or result in a novation of the Credit Agreement. In the event of any inconsistency between the terms of this Agreement and the Credit Agreement or the Loan Documents, this Agreement shall govern.

     The limited waiver set forth above shall not apply to any other past, present or future deviation from the referenced portions of the Credit Agreement or any other provision of the Credit Agreement or any other Loan Documents. Administrative Agent’s and Lenders’ waiver of any Default or Event of Default arising from the Potential Default and its right to exercise any right, privilege or remedy as a result thereof shall not directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect Administrative Agent’s and Lenders’ right at any time to exercise any other right, privilege, or remedy in connection with the Credit Agreement, the other Loan Documents, any other agreement, or any other contract or instrument, or (b) amend or alter any provision of the Credit Agreement, the other Loan Documents, any other agreement, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of any Loan Party or any right, privilege, or remedy of Administrative Agent and Lenders under the Credit Agreement, the other Loan Documents, any other agreement, or any other contract or instrument.

     8. Expenses. Borrowers and Guarantors agree to pay reasonable out-of-pocket costs, fees and expenses of Administrative Agent and Administrative Agent’s attorneys incurred in connection with the negotiation, preparation, administration and enforcement of, and the preservation of any rights under, this Agreement and/or the Loan Documents, and the transactions and other matters contemplated hereby and thereby.

     9. Miscellaneous.

     (a) Further Assurances. Borrowers and Guarantors agree to execute such other and further documents and instruments as Administrative Agent may request to implement the provisions of this Agreement and to perfect and protect the liens and security interests created by the Credit Agreement and the Loan Documents.

     (b) Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, their respective successors and assigns. No other person or entity shall be entitled to claim any right or benefit hereunder, including, without limitation, the status of a third-party beneficiary of this Agreement.

     (c) Integration. This Agreement, together with the Credit Agreement and the Loan Documents, constitutes the entire agreement and understanding among the parties relating to the subject matter hereof, and supersedes all prior proposals, negotiations, agreements and understandings relating to such subject matter. In entering into this Agreement, each of Borrowers and Guarantors acknowledges that it is relying on no statement, representation, warranty, covenant or agreement of any kind made by the Administrative Agent or any Lender or any employee or agent of the Administrative Agent or any Lender, except for the agreements of Administrative Agent or any Lender set forth herein.

     (d) Severability. The provisions of this Agreement are intended to be severable. If any provisions of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

     (e) Governing Law. This Agreement shall be governed by and construed in accordance with the internal substantive laws of the State of New York, without regard to the choice of law principles of such state that would require the application of the laws of another state.

     (f) Counterparts; Telecopied Signatures. This Agreement may be executed in any number of counterparts and by different parties to this Agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or other electronic transmission shall be deemed to be an original signature hereto.

     (g) Notices. Any notices with respect to this Agreement shall be given in the manner provided for in Section 10.6 of the Credit Agreement.

     (h) Survival. All representations, warranties, covenants, agreements, undertakings, waivers and releases of Borrowers and Guarantors contained herein shall survive the payment in full of the Obligations.

     (i) Amendment. No amendment, modification, rescission, waiver or release of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the parties hereto.

     (j) No Limitation on Administrative Agent. Nothing in this Agreement shall be deemed in any way to limit or restrict any of Administrative Agent’s and Lenders’ rights to seek in a bankruptcy court or any other court of competent jurisdiction, any relief Administrative Agent may deem appropriate in the event that a voluntary or involuntary petition under any Bankruptcy Law is filed by or against any Borrower.

     10. Ratification of Liens and Security Interest. Before and after giving effect to this Agreement, each Borrower and each Guarantor hereby ratify, acknowledge and agree that the liens and security interests of the Credit Agreement and the Loan Documents are valid, subsisting, perfected and enforceable liens and security interests and are superior to all liens and security interests other than Liens permitted under Section 6.7 of the Credit Agreement.

     11. Certifications of Issuing Lender. On the Date hereof, HSBC agrees to become the Issuing Lender under the Agreement.

     12. No Commitment. Borrowers and Guarantors agree that Administrative Agent and Lenders have made no commitment or other agreement regarding the Credit Agreement or the Loan Documents, except as expressly set forth in the Credit Agreement, as amended hereby. Borrowers and Guarantors warrant and represent that Borrowers and Guarantors will not rely on any commitment, further agreement to waive or other agreement on the part of Administrative Agent or Lenders unless such commitment or agreement is in writing and signed by Administrative Agent and Lenders.

     13. RELEASE. FOR VALUE RECEIVED, INCLUDING WITHOUT LIMITATION, THE AGREEMENTS OF THE AGENT AND LENDERS IN THIS AGREEMENT, THE BORROWERS AND GUARANTORS HEREBY RELEASE THE ADMINISTRATIVE AGENT AND EACH LENDER, THEIR RESPECTIVE CURRENT AND FORMER SHAREHOLDERS, DIRECTORS, OFFICERS, AGENTS, EMPLOYEES, ATTORNEYS, CONSULTANTS, AND PROFESSIONAL ADVISORS (COLLECTIVELY, THE “RELEASED PARTIES”) OF AND FROM ANY AND ALL DEMANDS, ACTIONS, CAUSES OF ACTION, SUITS, CONTROVERSIES, ACTS AND OMISSIONS, LIABILITIES, AND OTHER CLAIMS OF EVERY KIND OR NATURE WHATSOEVER, BOTH IN LAW AND IN EQUITY, KNOWN OR UNKNOWN, WHICH SUCH BORROWER OR GUARANTOR HAS OR EVER HAD AGAINST THE RELEASED PARTIES FROM THE BEGINNING OF THE WORLD TO THIS DATE ARISING IN ANY WAY OUT OF THE EXISTING FINANCING ARRANGEMENTS AMONG THE BORROWERS, THE GUARANTORS, THE ADMINISTRATIVE AGENT AND/OR THE LENDERS IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS OR OTHERWISE, INCLUDING BUT NOT LIMITED TO, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS, OR THE NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT. THE BORROWERS AND GUARANTORS FURTHER ACKNOWLEDGE THAT, AS OF THE DATE HEREOF, THEY, JOINTLY OR SEVERALLY, DO NOT HAVE ANY COUNTERCLAIM, SET-OFF, OR DEFENSE AGAINST THE RELEASED PARTIES, EACH OF WHICH SUCH BORROWER OR GUARANTOR HEREBY EXPRESSLY WAIVES.

     14. Consent of Guarantors. Each of the undersigned Guarantors hereby (a) consents to the transactions contemplated by this Agreement; (b) acknowledges and reaffirms its obligations owing to the Administrative Agent, the Collateral Agent, and each Lender under any Loan Document (as amended or modified); and (c) agrees that each of the Loan Documents (as amended or modified) is and shall remain in full force and effect. Although each of the undersigned Guarantors has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Administrative Agent, the Collateral Agent, and Lenders have no obligation to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty.

[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

BORROWERS:

AVÍCOLA PILGRIM’S PRIDE DE MÉXICO, S.A. de C.V.
a Sociedad Anónima de Capital Variable

By:	/s/ Héctor Réne Durán Mantilla
Name:	Héctor Réne Durán Mantilla
Title:	Attorney-in-Fact

PILGRIM’S PRIDE, S. de R.L. de C.V.
a Sociedad de Responsabilidad Limitada de Capital Variable

By:	/s/ Héctor Réne Durán Mantilla
Name:	Héctor Réne Durán Mantilla
Title:	Attorney-in-Fact

GUARANTORS:

INCUBADORA HIDALGO, S. de R.L. de C.V.
a Sociedad de Responsabilidad Limitada de Capital Variable

By:	/s/ Héctor Réne Durán Mantilla
Name:	Héctor Réne Durán Mantilla
Title:	Attorney-in-Fact

INMOBILIARIA AVÍCOLA PILGRIM’S PRIDE, S. de R.L. de C.V.
a Sociedad de Responsabilidad Limitada de Capital Variable

By:	/s/ Héctor Réne Durán Mantilla
Name: Héctor Réne Durán Mantilla
Title:	Attorney-in-Fact

SERVICIOS ADMINISTRATIVOS PILGRIM’S PRIDE, S. de R.L. de C.V.
a Sociedad de Responsabilidad Limitada de Capital Variable

By:	/s/ Héctor Réne Durán Mantilla
Name:	Héctor Réne Durán Mantilla
Title:	Attorney-in-Fact

GRUPO PILGRIM’S PRIDE FUNDING HOLDINGS, S. de R.L. de C.V. a Sociedad de Responsabilidad Limitada de Capital Variable

By:	/s/ Héctor Réne Durán Mantilla
Name:	Héctor Réne Durán Mantilla
Title:	Attorney-in-Fact

COMERCIALIZADORA DE CARNES DE MÉXICO, S. de R.L. de C.V.
a Sociedad de Responsabilidad Limitada de Capital Variable

By:	/s/ Héctor Réne Durán Mantilla
Name:	Héctor Réne Durán Mantilla
Title:	Attorney-in-Fact

GRUPO PILGRIM’S PRIDE FUNDING, S. de R.L. de C.V.
a Sociedad de Responsabilidad Limitada de Capital Variable

By:	/s/ Héctor Réne Durán Mantilla
Name:	Héctor Réne Durán Mantilla
Title:	Attorney-in-Fact

OPERADORA DE PRODUCTOS AVÍCOLAS, S. de R.L. de C.V.
a Sociedad de Responsabilidad Limitada de Capital Variable

By:	/s/ Héctor Réne Durán Mantilla
Name:	Héctor Réne Durán Mantilla
Title:	Attorney-in-Fact

CARNES Y PRODUCTOS AVÍCOLAS de MÉXICO, S. de R.L. de C.V.
a Sociedad de Responsabilidad Limitada de Capital Variable

By:	/s/ Héctor Réne Durán Mantilla
Name:	Héctor Réne Durán Mantilla
Title:	Attorney-in-Fact

POPPSA 3, LLC
a Delaware limited liability company

By:	/s/ Fabio Sandri
Name:	Fabio Sandri
Title:	Manager

POPPSA 4, LLC
a Delaware limited liability company

By:	/s/ Fabio Sandri
Name:	Fabio Sandri
Title:	Manager

PILGRIM’S PRIDE, LLC
a Delaware limited liability company

By:	/s/ Fabio Sandri
Name:	Fabio Sandri
Title:	Manager

ING CAPITAL LLC,
as Administrative Agent and Sole Lead Arranger

By:	/s/ William B. Redmond
Name:	William B. Redmond
Title:	Managing Director

ING BANK (MÉXICO), S.A. INSTITUCIÓN DE BANCA MÚLTIPLE, ING GRUPO FINANCIERO, as Lender

By:	/s/ Miguel Estrada
Name:	Miguel Estrada
Title:	Attorney-in-Fact

By:	/s/ Javier Bernus
Name:	Javier Bernus
Title:	Director

HSBC MÉXICO S.A., INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO HSBC, as Lender and Issuing Lender

By:	/s/ Jorge Arturo Gómez Treviño
Name:	Jorge Arturo Gómez Treviño
Title:	Attorney-in-Fact